                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 11, 2001

                                       Signature:  /s/ H. Furlong Baldwin
                                                   ----------------------
                                       Name:  H. Furlong Baldwin, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 11, 2001

                                       Signature:  /s/ Carolyn H. Byrd
                                                   -------------------
                                       Name: Carolyn H. Byrd, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 12, 2001

                                    Signature:  /s/ John H. Dasburg
                                                -------------------
                                    Name:  John H. Dasburg, Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 12, 2001

                                       Signature:  /s/ Janet M. Dolan
                                                   ------------------
                                       Name:  Janet M. Dolan, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 11, 2001

                                    Signature:  /s/ Kenneth M. Duberstein
                                                -------------------------
                                    Name:  Kenneth M. Duberstein, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:  July 13, 2001

                                   Signature:  /s/ Pierson M. Grieve
                                               ---------------------
                                   Name:  Pierson M. Grieve, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 12, 2001

                                   Signature:  /s/ Thomas R. Hodgson
                                               ---------------------
                                   Name:  Thomas R. Hodgson, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 11, 2001


                                        Signature:  /s/ David G. John
                                                    -----------------
                                        Name:  David G. John, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 11, 2001

                                         Signature:  /s/ William H. Kling
                                                     --------------------
                                         Name:  William H. Kling, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:  July 13, 2001

                                 Signature:  /s/ Bruce K. MacLaury
                                             ---------------------
                                 Name:  Bruce K. MacLaury, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:  July 11, 2001

                                      Signature:  /s/ Glen D. Nelson
                                                  ------------------
                                      Name:  Glen D. Nelson, M.D., Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul's 1999 Global Stock Option Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.


Dated:      July 11, 2001

                                      Signature:  /s/ Gordon M. Sprenger
                                                  ----------------------
                                      Name:  Gordon M. Sprenger, Director